Agreement for the Purchase and Sale of Future Receipts

Seller’s Legal Name:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.	D/B/A:	SMARTWORKS/ SMART WORKS IT SERVICES, LLC

Form of Business Entity: [  ] Corporation; [  ] Limited Liability Company; [  ] Partnership; [  ] Limited Partnership; [  ]

Limited Liability Partnership; [  ] Sole Proprietorship; [  ] Other:_________________________

Street Address: 55 CARTER DR STE 107 ,	City: EDISON ,	State: NJ ;	Zip: 08817

Mailing Address: 20 KIMBALL AVE STE 303N ,	City: SOUTH BURLINGTON ,	State: VT ;	Zip; 05403

Primary Contact Name: JASON CORY	Title:______________

Time in Business:_______________________ Federal Tax ID Number: 20-0037122

Purchase Price: $1,750,000.00 Purchased Amount: $2,397,500,00 Average Monthly Sales: $__________

Specified Percentage: 15           % Origination Fee: $26,250.00      (to be deducted from the Purchase Price)

Initial Daily Amount: $11,416.67 (Average Monthly Sales x Specified Percentage / Average Business Days in a Calendar Month)

Account for the Deposit of All Future Receipts: Bank: ___________________________________

Account No: ________________________

Effective, JUNE 27, 2018 Seller, identified above, hereby sells, assigns and transfers to C6 CAPITAL, LLC, located at 351 E 84TH ST SUITE #27E, NEW YORK, NY 10028 (“Buyer’’), without recourse, the Specified Percentage of the proceeds of each future sale made by Seller (collectively “Future Receipts”) until Buyer has received the Purchased Amount. “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Seller’s business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

Both parties agree that the obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the Account and the ability to withdraw the Initial Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	Chairman, President and CEO	(Title)

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	Chairman, President and CEO	(Title)

Buyer:	C6 CAPITAL, LLC

Agreed to by:	/s/ David Cooper	(Signature), its	Managing Partner	(Title)

Initials: /s/ JC _ Initials: _____	1	C6 CAPITAL, LLC

Agreement of Each Owner: Each Owner signing below agrees to the terms of the Credit Report Authorization below.

JASON CORY	(Print Name);	/s/ Jason Cory	(Signature);

	(Print Name);		(Signature);

1.	Delivery of Purchased Amount: Seller must deposit all Future Receipts into the single business banking account specified above, which may not be used for any personal, family or household purposes (the “Account”) and must instruct Seller’s credit card processor, which must be approved by Buyer (the “Processor”) to deposit all Payment Card receipts of Seller into the Account. Seller agrees not to change the Account or add an additional Account without the express written consent of Buyer. Seller authorizes Buyer to debit the Daily Amount from the Account each business day by either ACH or electronic check. Seller will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. Seller understands that it is responsible for either ensuring that the Daily Amount is available in the Account each business day or advising Buyer prior to each daily withdrawal of a shortage of funds. Otherwise, Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer’s debiting any amount authori:zed under the terms of this Agreement. Seller understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable.

2.	Seller May Request Changes to the Daily Amount: The initial Daily Amount is intended to represent the Specified Percentage of Seller’s daily Future Receipts. For as long as no Event of Default has occurred, once each calendar month, Seller may request that Buyer adjust the Daily Amount to more closely reflect the Seller’s actual Future Receipts times the Specified Percentage. Seller agrees to provide Buyer any information requested by Buyer to assist in this reconciliation. No more often than once a month, Buyer may adjust the Daily Amount on a going-forward basis to more closely reflect the Seller’s actual Future Receipts times the Specified Percentage. Buyer will give Seller notice five business days prior to any such adjustment. After each adjustment made pursuant to this paragraph, the new dollar amount shall be deemed the Daily Amount until any subsequent adjustment.

3.	Daily Amount Upon Default. Upon the occurrence of an Event of Default, the Daily Amount shall equal 100% of all Future Receipts

4.	Sale of Future Receipts (THIS IS NOT A LOAN): Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. If Future Receipts are remitted more slowly than Buyer may have anticipated or projected because Seller’s business has slowed down, or if the full Purchased Amount is never remitted because Seller’s business went bankrupt or otherwise ceased operations in the ordinary course of business, and Seller has not breached this Agreement, Seller would not owe anything to Buyer and would not be in breach of or default under this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Seller’s business may slow down or fail, and Buyer assumes these risks based on Seller’s representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein. Seller agrees that it will treat Purchase Price and Purchased Amount in a manner consistent with a sale in its accounting records and tax returns. Seller agrees that Buyer is entitled to audit Seller’s accounting records upon reasonable Notice in order to verify compliance. Seller waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Seller asserts that this transaction is anything other than a sale of future receipts.

5.	Power of Attorney. Seller irrevocably appoints Buyer as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to Buyer from Seller, or in the case of a violation by Seller of this Agreement or the occurrence of an Event of Default under Section 15 hereof by Seller, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Future Receipts; (iii) toreceive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors to direct payables to Buyer; (v) to file any claims or take any action or institute any proceeding which Buyer may deem necessary for the collection of any of the remaining Purchased Amount of the Future Receipts, or otherwise to enforce its rights with respect to delivery of the Purchased Amount; and/or (vi) to contact any Processor of Seller and to direct such Processor(s) to deliver directly to Buyer all or any portion of the amounts received by such Processor(s) and to provide any information regarding Seller requested by Buyer. Each Processor may rely on the previous sentence as written authorization of Seller to provide any information requested by Buyer. Each Processor is hereby irrevocably authorized and directed by Seller to follow any instruction of Buyer without inquiry as to Buyer’s right or authority to give such instructions. Seller acknowledges the terms of the preceding sentence and agrees not to (a) interfere with Buyer’s instructions or a Processor’s compliance with this Agreement or (b) request any modification thereto without Buyer’s prior written consent.

Initials: /s/ JC _ Initials: _____	2	C6 CAPITAL, LLC

6.	Fees and Charges: Other than the Origination Fee, if any, set forth above, Buyer is NOT CHARGING ANY ORIGINATION OR BROKER FEES to Seller. If Seller is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.

7.	Credit Report and Other Authorizations: Seller and each of the Owners signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement, (ii) obtain consumer and business credit reports on the Seller and any of its Owners, and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Owners continue to have any obligation owed to Buyer as a consequence of this Agreement or for Buyer’s ability to determine Seller’s eligibility to enter into any future agreement with Buyer.

8.	Authorization to Contact Current and Prior Banks: Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller’s transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.

9.	Financial Information. Seller authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.

10.	Transactional History. Seller authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Seller’s banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.

11.	Publicity. Seller hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.

12.	Application of Amounts Received by Buyer. Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.

13.	Representations, Warranties and Covenants of Seller:

13.1. Good Faith, Best Efforts and Due Diligence. Seller will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to ensure that Buyer obtains the Purchased Amount.

13.2. Stacking Prohibited. Seller shall not enter into any Seller cash advance or any loan agreement that relates to or involves its Future Receipts with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision.

Initials: /s/ JC _ Initials: _____	3	C6 CAPITAL, LLC

13.3. Financial Condition and Financial Information. Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates, and Seller will notify Buyer immediately if there are material adverse changes, financial or otherwise, in the condition or operation of Seller or any change in the ownership of Seller. Buyer may request statements at any time during the performance of this Agreement and the Seller shall provide them to Buyer within five business days. Furthermore, Seller represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller’s financial condition and results of operations. Seller further agrees to authorize the release of any past or future tax returns to Seller.

13.4. Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

13.5. Authority to Enter Into This Agreement. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

13.6. Change of Name or Location or Sale or Closing of Business. Seller will not conduct Seller’s businesses under any name other than as disclosed to Buyer or change any of its places of business without prior written consent of Buyer. Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Seller has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Seller agrees that until Buyer has received all of the Purchased Amount Seller will not voluntarily close its business on a temporarily basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer ten business days notice to the extent practicable.

13.7. No Pending or Contemplated Bankruptcy. As of the date Seller executes this Agreement, Seller is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Seller further warrants that it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

13.8. Seller to Maintain Insurance. Seller will possess and maintain insurance in such amounts and against such risks as are necessary to protect its business and will provide proof of such insurance to Buyer upon demand.

13.9. Seller to Pay Taxes Promptly. Seller will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes.

13.10. No Violation of Prior Agreements. Seller’s execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement the prohibits the sale or pledge of Seller’s future receipts.

13.11. No Diversion of Receipts. Seller will not permit any event to occur that could cause a diversion of any of Seller’s Future Receipts from the Account to any other entity.

13.12. Seller’s Knowledge and Representation. Seller represents warrants and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel.

Initials: /s/ JC _ Initials: _____	4	C6 CAPITAL, LLC

14.	Rights of Buyer:

14.1. Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agreement are “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC, (ii) this Agreement constitutes a “security agreement” under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.

14.2. Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer’s right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.”

14.3. Right of Access. In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter, without notice, the premises of Seller’s business for the purpose of inspecting and checking Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller’s daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement, and (ii) Seller shall provide access to its employees and records and all other items as requested by Buyer, and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties.

14.4. Phone Recordings and Contact. Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Seller, its agents or employees, including cellular telephones.

15.	Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller interferes with Buyer’s right to collect the Daily Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (e) Seller defaults under any of the terms, covenants and conditions of any other agreement with Buyer; or (f) Seller fails to provide timely notice to Buyer such that: (i) within any 30 day period four or more ACH transactions attempted by Buyer are rejected by Seller’s bank and/or; (ii) four or more consecutive ACH transactions attempted by Buyer are rejected by Seller’s bank.

16.	Remedies. If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:

16.1. The Specified Percentage shall equal 100%. The full uncollected Purchased Amount plus all fees and charges (including legal fees) due under this Agreement will become due and payable in full immediately.

16.2. Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.

16.3. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs. However, the rights of Buyer under this provision shall be limited as provided in the arbitration provision set forth below.

16.4. This Agreement shall be deemed Seller’s Assignment of Seller’s Lease of Seller’s business premises to Buyer. Upon an Event of Default, Buyer may exercise its rights under this Assignment of Lease without prior notice to Seller.

16.5. Buyer may debit Seller’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Seller’s bank account or otherwise for all sums due to Buyer.

Initials: /s/ JC _ Initials: _____	5	C6 CAPITAL, LLC

16.6. Seller shall pay to Buyer all reasonable costs associated with the Event of Default and the enforcement of Buyer’s remedies, including but not limited to court costs and attorneys’ fees.

16.7. Buyer may exercise and enforce its rights as a secured party under the UCC.

16.8. All rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

17.	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Buyer.

18.	Assignment. Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.

19.	Notices.

19.1. Notices from Buyer to Seller. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer’s option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective upon mailing to Seller’s address set forth in this Agreement.

19.2. Notices from Seller to Buyer. Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer’s sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.

20.	Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum.

21.	Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.

22.	Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney’s guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

23.	Entire Agreement and Severability. This Agreement embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

24.	Facsimile Acceptance. Facsimile signatures hereon, or other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purposes.

25.	Confidentiality: The terms and conditions of this Agreement are proprietary and confidential unless required by law. Seller shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Seller and first agrees in writing to be bound by the terms of this Section. A breach entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.

Initials: /s/ JC _ Initials: _____	6	C6 CAPITAL, LLC

26.	Monitoring, Recording, and Solicitations.

26.1. Authorization to Contact Seller by Phone. Seller authorizes Buyer, its affiliates, agents and independent contractors to contact Seller at any telephone number Seller provides to Buyer or from which Seller places a call to Buyer, or any telephone number where Buyer believes it may reach Seller, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller incurs charges for receiving such communications.

26.2. Authorization to Contact Seller by Other Means. Seller also agree that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller. Seller expressly consents to conduct business by electronic means.

27.	JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANYWAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

28.	CLASS ACTION WAIVER. THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BYLAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BYLAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT:

(I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

29.	ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF TIUS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

Initials: /s/ JC _ Initials: _____	7	C6 CAPITAL, LLC

30.	RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICETHATTHESELLERANDEACHGUARANTORDOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER-ARBITRATION OPT OUT, C6 CAPITAL, LLC 3S1 E 84TH ST SUITE #27E, NEW YORK, NY 10028, ATTENTION: LEGAL DEPARTMENT.

31.	SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CML PRACTICE LAW & RULES (“CPLR”), SELLER HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON SELLER’S ACTUAL RECEIPT OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. SELLER MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. SELLER WILL HAVE (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES.

Initials: /s/ JC _ Initials: _____	8	C6 CAPITAL, LLC

Appendix A - List of Fees and Charges

In addition to the Purchased Amount of Future Receipts, the Agreement provides that the following fees shall be applied:

1.	Underwriting Fee - $ 295.00
2.	Non-Sufficient Funds (NSF) Fee - $ 35.00 each (Up to FOUR TIMES ONLY before a default is declared)
3.	Stopped Fee - $ 135.00
4.	ACH Processing Fee - $ 12.5O
5.	UCC Filing Fee- $150.00
6.	Default Fee - $2,500.00
7.	Financing Fee:$

Initials: /s/ JC _ Initials: _____	9	C6 CAPITAL, LLC

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this “Guaranty”) is executed as of JUNE 27, 2018, by JASON CORY (the “Guarantor”), for the benefit of C6 CAPITAL, LLC (“Buyer’’).

Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Purchase Agreement (as hereinafter defined).

RECITALS

A. Pursuant to that Agreement for the Purchase and Sale of Future Receipts (the “Purchase Agreement”), dated of even date herewith, between Buyer and SMART WORKS, LLC/SMART WORKS IT SERVICES, LLC/ITECH US, INC/SHAREDLABS, INC/EXOIS, INC (“Seller’’), Buyer has purchased Future Receipts of Seller.

B. Buyer is not willing to enter into the Purchase Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees prompt and complete performance to Buyer of all of the obligations of Seller; and

C. Guarantor will directly benefit from Buyer and Seller entering into the Purchase Agreement.

AGREEMENT

As an inducement to Buyer to purchase the Future Receipts identified in the Purchase Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. Defined Terms: All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2. Guaranty of Obligations: Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of Seller’s obligations under the Purchase Agreement.

3. Guarantor’s Other Agreements: Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller without the prior written consent of Buyer, which may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor hereby agrees to pay all costs and attorney’s fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Purchase Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor’s heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller’s obligations under the Purchase Agreement or otherwise modify, amend or change the terms of the Purchase Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor.

4. Waiver; Remedies: No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Purchase Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller or any other guarantor.

5. Acknowledgment of Purchase: Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount is a purchase of the Purchased Amount and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifically acknowledges Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this and Guaranty. Guarantor acknowledges the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount of Future Receipts.

Initials: /s/ JC _ Initials: _____	10	C6 CAPITAL, LLC

6. Governing Law and Jurisdiction: This Guaranty shall be governed by, and constructed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law. Except as provided in Section 9 of this Guaranty, Guarantor submits to the exclusive jurisdiction and venue of the state or federal courts having jurisdiction over any city/county in the State of New York of any claims or actions arising, directly or indirectly, out of or related to this Guaranty. The parties stipulate that the venues referenced in this Agreement are convenient. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

7. JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

8. CLASS ACTION WAIVER: THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

9. ARBITRATION: IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO THE OTHER PARTY, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

10. RIGHT TO OPT OUT OF ARBITRATION: SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER - ARBITRATION OPT OUT, C6 CAPITAL, LLC 351 E 84TH ST SUITE #27E, NEW YORK, NY 10028, ATTENTION: LEGAL DEPARTMENT.

Initials: /s/ JC _ Initials: _____	11	C6 CAPITAL, LLC

11. SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES (“CPLR”), GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON GUARANTOR’S ACTUAL RECEIPT OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. GUARANTOR MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. GUARANTOR WILL HAVE (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, GUARANTOR EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES.

12. Severability: If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.

13. Opportunity for Attorney Review: The Guarantor represents that it has carefully read this Guaranty and has, or had a reasonable opportunity to, consult with its attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as its free act and deed.

14. Counterparts and Facsimile Signatures: This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes.

For Individual Guarantors -

Guarantor: JASON CORY (Print Name)

Signature: /s/ Jason Cory

For Individual Guarantors -

Guarantor: _______________ (Print Name)

Signature:___________________________________

For Corporate Guarantors (or other entities) -

Guarantor: ______________________________________

By:______________________________________________

Print Name of Signer: _____________________________

Its:_______________________________(Official Position)

Initials: /s/ JC _ Initials: _____	12	C6 CAPITAL, LLC

Stacking Prohibited Addendum

This addendum is made as of JUNE 27, 2018 (the “Addendum”) to the Agreement for the Purchase and Sale of Future Receipts between C6 CAPITAL, LLC (the “Buyer”) and SMART WORKS, LLC/SMART WORKS IT SERVICES, LLC/ITECH US, INC./ SHAREDLABS, INC/EXOIS, INC. (the “Seller”) dated JUNE 27, 2018 (the “Agreement”).

Whereas, the Buyer desires to draw attention to Section 13.2 of the Agreement (“Stacking Prohibited”), which strictly prohibits Seller from entering into any type of financing agreement that relates to or involves its Future Receipts with any other party other than Buyer for the duration of the Agreement.

Seller agrees to the Stacking Prohibited provision of the Agreement, and fully understands that breach of the Stacking Prohibited provision shall constitute an Event of Default.

By signing this Addendum, Seller agrees and fully understands that in the event Seller breaches the Stacking Prohibited provision, Buyer fully reserves its rights to immediately commence collections activities pursuant to Section 16 of the Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Seller: SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by: /s/ Jason Cory                                     (Signature), Its President, Chairman and CEO  (Title)

Print Owner’s Name: JASON CORY

Seller: SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC. (Print)

Agreed to by: ______________ (Signature), its ____________________ (Title)

Print Owner’s Name: ______________

Buyer: C6 CAPITAL, LLC

Agreed to by:	/s/ David Cooper	(Signature), Its	Managing Partner	(Title)

ADDENDUM TO MERCHANT AGREEMENT

In association with the C6 CAPITAL, LLC Merchant Agreement dated 06/27/2018, JASON M CORY, the CEO of SMART WORKS, LLC D/B/A SMARTWORKS located at 55 CARTER DR STE 107, EDISON, NJ 08817 do hereby attest and agree to the following terms and conditions.

●	Notwithstanding anything herein to the contrary, no Event of Default shall be deemed to have occurred and be continuing if cured by the Seller within five (5) business days after receipt of written notice of the breach from the Buyer.

I hereby represent this statement to be true and accurate:

AGREED AND ACKNOWLEDGED:

Signature:	/s/ Jason Cory	Date:	6 /28/18

Print Name:	Jason Cory

Company Name: SMART WORKS, LLC

Company Address: 55 CARTER DR STE 107, EDISON, NJ 08817

Office Phone: __________________

90 Broad St | Suite 16, New York, NY

10004 (516)761-1401

Weekly Deliveries Addendum

The Agreement for the Purchase and Sale of Future Receipts dated 06/27/2018 between C6 CAPITAL, LLC (“Buyer”) and SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC (“Seller”) is hereby modified as follows:

Buyer will ACH debit $59,937.52, which represents 5.25 times the Initial Daily Amount, from Seller’s Account on a weekly basis, every Wednesday, until the Purchased Amount is delivered.

Clause 15(f) in the “Events of Default” section of the Agreement is deleted and replaced with the following: “(f) Seller fails to provide timely notice to Buyer such that an ACH transaction attempted by Buyer is rejected by Seller’s bank.”

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	President, Chairman and CEO	(Title)

Print Owner’s Name:	JASON M CORY

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	(Title)

Print Owner’s Name:

Buyer:	C6 CAPITAL, LLC

Agreed to by:		(Signature), its	(Title)

PURCHASED AMOUNT ADDENDUM

This addendum is made as of 06/27/2018 (the “Addendum”) to the Agreement for the Purchase and Sale of Future Receipts between C6 CAPITAL, LLC (the “Buyer”) and SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC. (the “Seller”) dated 06/27/2018 (the “Agreement”).

Buyer and Seller are sometimes referred to herein collectively as the “Parties” and each as a “Party.” Whereas, the Parties desire to add certain terms to the Agreement.

In consideration of the above promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree and add terms to the Agreement as follows:

Purchased Amount shall be defined as: $2,030,000.00 if Seller delivers the Future Receipts within 30 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,080,500.00 if Seller delivers the Future Receipts Within 60 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,212,000.00 if Seller delivers the Future Receipts within 90 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,215,500.00 if Seller delivers the Future Receipts within 120 calendar days of the Purchase Price being paid by Buyer.

Notwithstanding the above, if an Event of Default occurs pursuant to the Agreement, Seller forfeits Seller’s rights pursuant to this Addendum.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	CEO, President and Chairman	(Title)

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:		(Signature), its		(Title)

Buyer:	C6 CAPITAL, LLC

Agreed to by:		(Signature), Its		(Title)

Agreement for the Purchase and Sale of Future Receipts

C6 CAPITAL

Seller’s Legal Name:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ITECH US, INC / SHAREDLABS, INC / EXOIS, INC.	D/B/A:	SMARTWORKS

Form of Business Entity: [  ] Corporation; [  ] Limited Liability Company; [  ] Partnership; [  ] Limited Partnership; [  ] Limited Liability Partnership; [  ] Sole Proprietorship; [  ] Other:____________________________

Street Address: 55 CARTER DR STE 107 ,	Cit y : EDISON ,	State: NJ ;	Zip: 08817

Mailing Address: 20 KIMBALL AVE STE 303N ,	City: SOUTH BURLINGTON ,	State: VT ;	Zip: 05403

Primary Contact Name: JASON CORY	Title: CEO

Time in Business:______________________________ Federal Tax ID Number: 20-0037122

Purchase Price: $1,750,000.00 purchased Amount: $2,397,500.00 Average Monthly Sales: $____________________ Specified Percentage: 15% Origination Fee: $26,250.00 (to be deducted from the Purchase Price)

Initial Daily Amount: $11,416.67 (Average Monthly Sales x Specified Percentage / Average Business Days in a Calendar Month)

Account for the Deposit of All Future Receipts: Bank: ___________________________________________________

Account No: _____________________________________

Effective, 06/27/2018, Seller, identified above, hereby sells, assigns and transfers to C6 CAPITAL, LLC, located at 351 E 84TH ST SUITE #27E, NEW YORK, NY 10028 (“Buyer”), without recourse, the Specified Percentage of the proceeds of each future sale made by Seller (collectively “Future Receipts”) until Buyer has received the Purchased Amount. “Future Receipts” includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Seller’s business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

Both parties agree that the obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the Account and the ability to withdraw the Initial Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	CEO, President and Chairman	(Title)

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	CEO, President and Chairman	(Title)

Buyer:	C6 CAPITAL, LLC

Agreed to by:		(Signature), its		(Title)

Initials: /s/ JC _ Initials: _____	1	C6 CAPITAL, LLC

JASON CORY	(Print Name);	/s/ Jason Cory	(Signature);

	(Print Name);		(Signature);

1.	Delivery of Purchased Amount: Seller must deposit all Future Receipts into the single business banking account specified above, which may not be used for any personal, family or household purposes (the “Account”) and must instruct Seller’s credit card processor, which must be approved by Buyer (the “Processor”) to deposit all Payment Card receipts of Seller into the Account. Seiler agrees not to change the Account or add an additional Account without the express written consent of Buyer. Seller authorizes Buyer to debit the Daily Amount from the Account each business day by either ACH or electronic check. Seller will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. Seller understands that it is responsible for either ensuring that the Daily Amount is available in the Account each business day or advising Buyer prior to each daily withdrawal of a shortage of funds. Otherwise, Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer’s debiting any amount authorized under the terms of this Agreement. Seller understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable.

2.	Seller May Request Changes to the Daily Amount: The initial Daily Amount is intended to represent the Specified Percentage of Seller’s daily Future Receipts. For as long as no Event of Default has occurred, once each calendar month, Seller may request that Buyer adjust the Daily Amount to more closely reflect the Seller’s actual Future Receipts times the Specified Percentage. Seller agrees to provide Buyer any information requested by Buyer to assist in this reconciliation. No more often than once a month, Buyer may adjust the Daily Amount on a going-forward basis to more closely reflect the Seller’s actual Future Receipts times the Specified Percentage. Buyer will give Seller notice five business days prior to any such adjustment. After each adjustment made pursuant to this paragraph, the new dollar amount shall be deemed the Daily Amount until any subsequent adjustment.

3.	Daily Amount Upon Default. Upon the occurrence of an Event of Default, the Daily Amount shall equal 100% of all Future Receipts.

4.	Sale of Future Receipts (THIS IS NOT A LOAN): Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. If Future Receipts are remitted more slowly than Buyer may have anticipated or projected because Seller’s business has slowed down, or if the full Purchased Amount is never remitted because Seller’s business went bankrupt or otherwise ceased operations in the ordinary course of business, and Seller has not breached this Agreement, Seller would not owe anything to Buyer and would not be in breach of or default under this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Seller’s business may slow down or fail, and Buyer assumes these risks based on Seller’s representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein. Seller agrees that it will treat Purchase Price and Purchased Amount in a manner consistent with a sale in its accounting records and tax returns. Seller agrees that Buyer is entitled to audit Seller’s accounting records upon reasonable Notice in order to verify compliance. Seller waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Seller asserts that this transaction is anything other than a sale of future receipts.

Initials: /s/ JC _ Initials: _____	2	C6 CAPITAL, LLC

5.	Power of Attorney. Seller irrevocably appoints Buyer as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to Buyer from Seller, or in the case of a violation by Seller of this Agreement or the occurrence of an Event of Default under Section 15 hereof by Seller, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Future Receipts; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above to sign Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors to direct payables to Buyer; (v) to file any claims or take any action or institute any proceeding which Buyer may deem necessary for the collection of any of the remaining Purchased Amount of the Future Receipts, or otherwise to enforce its rights with respect to delivery of the Purchased Amount; and/or (vi) to contact any Processor of Seller and to direct such Processor(s) to deliver directly to Buyer all or any portion of the amounts received by such Processor(s) and to provide any information regarding Seller requested by Buyer. Each Processor may rely on the previous sentence as written authorization of Seller to provide any information requested by Buyer. Each Processor is hereby irrevocably authorized and directed by Seller to follow any instruction of Buyer without inquiry as to Buyer’s right or authority to give such instructions. Seller acknowledges the terms of the preceding sentence and agrees not to (a) interfere with Buyer’s instructions or a Processor’s compliance with this Agreement or (b) request any modification thereto without Buyer’s prior written consent.

6.	Fees and Charges: Other than the Origination Fee, if any, set forth above, Buyer is NOT CHARGING ANY ORIGINATION OR BROKER FEES to Seller. If Seller is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.

7.	Credit Report and Other Authorizations: Seller and each of the Owners signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement, (ii) obtain consumer and business credit reports on the Seller and any of its Owners, and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Owners continue to have any obligation owed to Buyer as a consequence of this Agreement or for Buyer’s ability to determine Seller’s eligibility to enter into any future agreement with Buyer.

8.	Authorization to Contact Current and Prior Banks: Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller’s transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.

9.	Financial Information. Seller authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.

10.	Transactional History. Seller authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Seller’s banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.

11.	Publicity. Seller hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.

12.	Application of Amounts Received by Buyer. Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.

13.	Representations, Warranties and Covenants of Seller:

13.1. Good Faith, Best Efforts and Due Diligence. Seller will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to ensure that Buyer obtains the Purchased Amount.

13.2. Stacking Prohibited. Seller shall not enter into any Seller cash advance or any loan agreement that relates to or involves its Future Receipts with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision.

Initials: /s/ JC _ Initials: _____	3	C6 CAPITAL, LLC

13.3. Financial Condition and Financial Information. Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates, and Seller will notify Buyer immediately if there are material adverse changes, financial or otherwise, in the condition or operation of Seller or any change in the ownership of Seller. Buyer may request statements at any time during the performance of this Agreement and the Seller shall provide them to Buyer within five business days. Furthermore, Seller represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller’s financial condition and results of operations. Seller further agrees to authorize the release of any past or future tax returns to Seller.

13.4. Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and or will engage in hereafter.

13.5. Authority to Enter Into This Agreement. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

13.6. Change of Name or Location or Sale or Closing of Business. Seller will not conduct Seller’s businesses under any name other than as disclosed to Buyer or change any of its places of business without prior written consent of Buyer. Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Seller has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Seller agrees that until Buyer has received all of the Purchased Amount Seller will not voluntarily close its business on a temporarily basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer ten business days notice to the extent practicable.

13.7. No Pending or Contemplated Bankruptcy. As of the date Seller executes this Agreement, Seller is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Seller further warrants that it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

13.8. Seller to Maintain Insurance. Seller will possess and maintain insurance in such amounts and against such risks as are necessary to protect its business and will provide proof of such insurance to Buyer upon demand.

13.9. Seller to Pay Taxes Promptly. Seller will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes.

13.10. No Violation of Prior Agreements. Seller’s execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement the prohibits the sale or pledge of Seller’s future receipts.

13.11. No Diversion of Receipts. Seller will not permit any event to occur that could cause a diversion of any of Seller’s Future Receipts from the Account to any other entity.

13.12. Seller’s Knowledge and Representation. Seller represents warrants and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel.

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14.	Rights of Buyer

14.1. Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agreement are “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC, (ii) this Agreement constitutes a “security agreement” under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.

14.2. Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer’s right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.”

14.3. Right of Access. In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter, without notice, the premises of Seller’s business for the purpose of inspecting and checking Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller’s daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement, and (ii) Seller shall provide access to its employees and records and all other items as requested by Buyer, and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties.

14.4. Phone Recordings and Contact. Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Seller, its agents or employees, including cellular telephones.

15. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller interferes with Buyer’s right to collect the Daily Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (e) Seller defaults under any of the terms, covenants and conditions of any other agreement with Buyer; or (f) Seller fails to provide timely notice to Buyer such that: (i) within any 30 day period four or more ACH transactions attempted by Buyer are rejected by Seller’s bank and/or; (ii) four or more consecutive ACH transactions attempted by Buyer are rejected by Seller’s bank.

16. Remedies. If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:

16.1. The Specified Percentage shall equal 100%. The full uncollected Purchased Amount plus all fees and charges (including legal fees) due under this Agreement will become due and payable in full immediately.

16.2. Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.

16.3. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs. However, the rights of Buyer under this provision shall be limited as provided in the arbitration provision set forth below.

16.4. This Agreement shall be deemed Seller’s Assignment of Seller’s Lease of Seller’s business premises to Buyer. Upon an Event of Default, Buyer may exercise its rights under this Assignment of Lease without prior notice to Seller.

16.5. Buyer may debit Seller’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer- generated check drawn on Seller’s bank account or otherwise for all sums due to Buyer.

Initials: /s/ JC _ Initials: _____	5	C6 CAPITAL, LLC

16.6. Seller shall pay to Buyer all reasonable costs associated with the Event of Default and the enforcement of Buyer’s remedies, including but not limited to court costs and attorneys’ fees.

16.7. Buyer may exercise and enforce its rights as a secured party under the UCC.

16.8. All rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

17.	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Buyer.

18.	Assignment. Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.

19.	Notices.

19.1. Notices from Buyer to Seller. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer’s option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective upon mailing to Seller’s address set forth in this Agreement.

19.2. Notices from Seller to Buyer. Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer’s sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.

20.	Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum.

21.	Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.

22.

Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney’s guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

23.	Entire Agreement and Severability. This Agreement embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

24.	Facsimile Acceptance. Facsimile signatures hereon, or other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purposes.

25.

Confidentiality: The terms and conditions of this Agreement are proprietary and confidential unless required by law. Seller shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Seller and first agrees in writing to be bound by the terms of this Section. A breach entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.

Initials: /s/ JC _ Initials: _____	6	C6 CAPITAL, LLC

26.	Monitoring, Recording, and Solicitations.

26.1. Authorization to Contact Seller by Phone. Seller authorizes Buyer, its affiliates, agents and independent contractors to contact Seller at any telephone number Seller provides to Buyer or from which Seller places a call to Buyer, or any telephone number where Buyer believes it may reach Seller, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller incurs charges for receiving such communications.

26.2. Authorization to Contact Seller by Other Means. Seller also agree that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller. Seller expressly consents to conduct business by electronic means.

27.	JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANYWAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

28.	CLASS ACTION WAIVER. THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT:

(I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

29.	ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

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30.	RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER-ARBITRATION OPT OUT, C6 CAPITAL, LLC 351 E 84TH ST SUITE #27E, NEW YORK, NY 10028, ATTENTION: LEGAL DEPARTMENT.

31.	SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES (“CPLR”), SELLER HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON SELLER’S ACTUAL RECEIPT OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. SELLER MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. SELLER WILL HAVE (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES.

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Appendix A - List of Fees and Charges

In addition to the Purchased Amount of Future Receipts, the Agreement provides that the following fees shall be applied:

1.	Underwriting Fee - $295.00
2.	Non-Sufficient Funds (NSF) Fee - $ 35.00 each (Up to FOUR TIMES ONLY before a default is declared)
3.	Stopped Fee - $135.00
4.	ACH Processing Fee - $12.50
5.	UCC Filing Fee- $150.00
6.	Default Fee - $2,500.00
7.	Financing Fee: $

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C6 CAPITAL

ACH Debit Authorization

Check Draft Authorization Form

I SMART WORKS, LLC authorize Vantiff LLC (dba C6 CAPITAL, LLC) to initiate funds from the checking account indicated below. I also authorize my depository financial institution to honor this transfer.

This authorization is valid for this transaction only. The transaction amount will be$ 26,250.00.

I have read and agree to all of the terms and conditions on this page and any other contract or document that accompanies this agreement. I certify that I am the authorized account holder for this checking account. I understand this is a binding agreement and I will receive a copy of each check draft in my statement when the item has cleared.

I understand this is a legal binding agreement between Vantiff LLC (dba C6 CAPITAL, LLC) and, SMART WORKS, LLC.

I understand that all returned checks are subject to a $25.00 NSF Fee. This agreement will remain in effect until Vantiff LLC (dba C6 CAPITAL, LLC) receives my written notice of cancellation via mail, fax or email.

/s/ Jason Cory	6/28/18
Authorized Accountholder Signature (required)	Date (required)

Authorized Bank Account Number	Authorized Bank Account Routing Number

Account Billing Address

Account Telephone Number

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this “Guaranty” ) is executed as of 06/27/2018, by JASON CORY (the “Guarantor”) , for the benefit of C6 CAPITAL, LLC (“Buyer” ).

Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Purchase Agreement (as hereinafter defined).

RECITALS

A. Pursuant to that Agreement for the Purchase and Sale of Future Receipts (the “Purchase Agreement” ), dated of even date herewith, between Buyer and SMART WORKS, LLC/ SMART WORKS IT SERVICES LLC/ ITECH US, INC / SHAREDLABS, INC / EXOIS, INC (“Seller”), Buyer has purchased Future Receipts of Seller.

B. Buyer is not willing to enter into the Purchase Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees prompt and complete performance to Buyer of all of the obligations of Seller; and

C. Guarantor will directly benefit from Buyer and Seller entering into the Purchase Agreement.

AGREEMENT

As an inducement to Buyer to purchase the Future Receipts identified in the Purchase Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. Defined Terms: All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2. Guaranty of Obligations: Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of Seller’s obligations under the Purchase Agreement.

3. Guarantor’s Other Agreements: Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller without the prior written consent of Buyer, which may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor hereby agrees to pay all costs and attorney’s fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Purchase Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor’s heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller’s obligations under the Purchase Agreement or otherwise modify, amend or change the terms of the Purchase Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor.

4. Waiver; Remedies: No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Purchase Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller or any other guarantor.

5. Acknowledgment of Purchase: Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount is a purchase of the Purchased Amount and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifically acknowledges Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. Guarantor acknowledges the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount of Future Receipts.

Initials: /s/ JC _ Initials: _____	10	C6 CAPITAL, LLC

6. Governing Law and Jurisdiction: This Guaranty shall be governed by, and constructed in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law. Except as provided in Section 9 of this Guaranty, Guarantor submits to the exclusive jurisdiction and venue of the state or federal courts having jurisdiction over any city/country in the State of New York of any claims or actions arising, directly or indirectly, out of or related to this Guaranty. The parties stipulate that the venues referenced in this Agreement are convenient. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

7. JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

8. CLASS ACTION WAIVER: THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

9. ARBITRATION: IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO THE OTHER PARTY, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN 30 DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) OR NATIONAL ARBITRATION FORUM (“NAF”). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER’S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON’S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

10. RIGHT TO OPT OUT OF ARBITRATION: SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN 14 DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER - ARBITRATION OPT OUT, C6 CAPITAL, LLC 351 E 84TH ST SUITE #27E, NEW YORK, NY 10028, ATTENTION: LEGAL DEPARTMENT.

Initials: /s/ JC _ Initials: _____	11	C6 CAPITAL, LLC

11. SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES (“CPLR”), GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON GUARANTOR’S ACTUAL RECEIPT OF PROCESS OR UPON BUYER’S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. GUARANTOR MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. GUARANTOR WILL HAVE (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, GUARANTOR EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES.

12. Severability: If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.

13. Opportunity for Attorney Review: The Guarantor represents that it has carefully read this Guaranty and has, or had a reasonable opportunity to, consult with its attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as its free act and deed.

14. Counterparts and Facsimile Signatures: This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes.

For Individual Guarantors -

Guarantor: JASON CORY (Print Name)

Signature: /s/ Jason Cory

For Individual Guarantors -

Guarantor: _______________ (Print Name)

Signature:___________________________________

For Corporate Guarantors (or other entities) -

Guarantor: ______________________________________

By:____________________________________________

Print Name of Signer: _____________________________

Its:_______________________________(Official Position)

Initials: _____ Initials: _____	12	C6 CAPITAL, LLC

Stacking Prohibited Addendum

This addendum is made of 06/27/2018, (the “Addendum”) to the Agreement for the Purchase and Sale of Future Receipts between C6 CAPITAL, LLC (the “Buyer”) and SMART WORKS, LLC / SMART WORKS IT SERVICES, LLC / ITECH US, INC. / SHAREDLABS, INC. / EXOIS, INC. (the “Seller”) dated 06/27/2018 +, 18 (the “Agreement”).

Whereas, the Buyer desires to draw attention to Section 13.2 of the Agreement (“Stacking Prohibited”), which strictly prohibits Seller from entering into any type of financing agreement that relates to or involves its Future Receipts with any other party other than Buyer for the duration of the Agreement.

Seller agrees to the Stacking Prohibited provision of the Agreement, and fully understands that breach of the Stacking Prohibited provision shall constitute an Event of Default.

By signing this Addendum, Seller agrees and fully understands that in the event Seller breaches the Stacking Prohibited provision, Buyer fully reserves its rights to immediately commence collections activities pursuant to Section 16 of the Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Seller: SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by: __________                                          (Signature), its _____________________(Title)

Print Owner’s Name: JASON CORY

Seller: SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC. (Print)

Agreed to by: /s/ Jason Cory                                (Signature), its CEO/President/ Chairman                (Title)

Print Owner’s Name:______________________

Buyer: C6 CAPITAL, LLC

Agreed to by:____________________________ (Signature), Its _____________________(Title)

C6 Capital, LLC

Ph. (888) 998-1674 | Fax (646) 810-5781

Addendum to customer ID #

Agreement dated 06/27/2018 between C6 Capital, LLC (“C6C”) and the merchant listed below (the “Merchant”).

SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.	D/B/ A	SMARTWORKS

has come into agreement that C6 Capital, LLC will only file the COJ pertaining to the Merchant for as long as No Event of Default has occurred under Section 15 of the Merchant Agreement.

MERCHANT #1

JASON M CORY	/s/ Jason Cory (Signature)

C6 Capital, LLC

______________________________________	____________________________________(Signature)

PURCHASED AMOUNT ADDENDUM

This addendum is made as of 06/27/2018 (the “Addendum”) to the Agreement for the Purchase and Sale of Future Receipts between C6 CAPITAL, LLC (the “Buyer”) and SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC. (the “Seller”) dated 06/27/2018 (the “Agreement”).

Buyer and Seller are sometimes referred to herein collectively as the “Parties” and each as a “Party.” Whereas, the Parties desire to add certain terms to the Agreement.

In consideration of the above promises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree and add terms to the Agreement as follows:

Purchased Amount shall be defined as: $2,030,000.00 if Seller delivers the Future Receipts within 30 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,080,500.00 if Seller delivers the Future Receipts Within 60 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,212,000.00 if Seller delivers the Future Receipts within 90 calendar days of the Purchase Price being paid by Buyer.

Purchased Amount shall be defined as: $2,215,500.00 if Seller delivers the Future Receipts within 120 calendar days of the Purchase Price being paid by Buyer.

Notwithstanding the above, if an Event of Default occurs pursuant to the Agreement, Seller forfeits Seller’s rights pursuant to this Addendum.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:	/s/ Jason Cory	(Signature), its	CEO, President and Chairman	(Title)

Seller:	SMART WORKS, LLC/ SMART WORKS IT SERVICES, LLC/ ITECH US, INC./ SHAREDLABS, INC./ EXOIS, INC.

Agreed to by:		(Signature), its		(Title)

Buyer:	C6 CAPITAL, LLC

Agreed to by:		(Signature), Its		(Title)